UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2017

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into Material Definitive Agreement.

On May 25, 2017, Epizyme, Inc., a Delaware corporation (the “Company”) entered into a Third Amendment to Lease (the “Third Amendment”) with ARE-TECH Square, LLC, a Delaware limited liability company (“Landlord”), and a Fourth Amendment to Lease with the Landlord (the “Fourth Amendment,” and, together with the Third Amendment, the “Amendments”). The Amendments each amend that certain Lease Agreement dated as of June 15, 2012, as amended (the “Lease”) and are each effective as of May 18, 2017.

Under the Amendments, the Company extended the term of the Lease at the Company’s headquarters in Cambridge, Massachusetts to November 30, 2022, subject to the Company’s right to terminate the Lease effective as of December 31, 2018, by giving written notice to the Landlord by December 31, 2017 and paying an early termination fee. Under the Lease, the Company has agreed to pay a monthly base rent of approximately $236,000 for the period commencing December 1, 2017 through May 31, 2018, with an increase on June 1, 2018 and annual increases December 1 of each subsequent year until December 1, 2021.

Except as specifically amended by the Amendments, the Lease remains in full force and effect.

The foregoing description of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Amendment, copies of which are filed as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Third Amendment to Lease, entered into May 25, 2017 and effective May 18, 2017, by and between the Company and ARE-TECH Square, LLC

10.2 Fourth Amendment to Lease, entered into May 25, 2017 and effective May 18, 2017, by and between the Company and ARE-TECH Square, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: May 30, 2017	By:	/s/ Andrew Singer
Andrew Singer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Third Amendment to Lease, entered into May 25, 2017 and effective May 18, 2017, by and between the Company and ARE-TECH Square, LLC

10.2	Fourth Amendment to Lease, entered into May 25, 2017 and effective May 18, 2017, by and between the Company and ARE-TECH Square, LLC